UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

December 21, 2018

LIVERAMP HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38669	83-1269307
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 Bush Street, Seventeenth Floor

San Francisco, CA 94104

(Address of principal executive offices, including zip code)

(866) 352-3267

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

On November 21, 2016, Acxiom Corporation, a Delaware corporation and predecessor of the Registrant (Acxiom Corporation is referred to herein as the “Company”), consummated an acquisition of Arbor Technologies, Inc., a Delaware corporation (“Arbor”) (the “Arbor Merger”). Certain portions of the consideration for the Arbor Merger otherwise payable in respect of shares of restricted Arbor common stock held by certain key employees of Arbor (the “Holders”) are further subject to holdback by the Company (each a “Holdback Arrangement”). Such consideration held back pursuant to the Holdback Arrangements is to be settled in shares of common stock of the Company and is scheduled to vest over thirty (30) months post-closing, subject to the applicable key employee continuing to provide services to the Company through each vesting date and vesting acceleration upon a qualifying termination of employment.

On December 21, 2018, the Registrant issued 30,216 shares of common stock of the Registrant in the aggregate to the Holders pursuant to a distribution under the Holdback Arrangement (the “Restricted Shares”). All of the Holders are “accredited investors” within the meaning of Rule 501 promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and such shares were issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act.

Item 8.01	Other Information.

Effective November 17, 2016, the Company also entered into a rights agreement (the “Rights Agreement”) with the Holders. Under the Rights Agreement, the Company has undertaken to provide certain Securities Act registration rights on behalf of the Holders. Pursuant to the Rights Agreement, the Company filed a Registration Statement on Form S-3 (File No. 333-215626), including a base prospectus, with the Securities and Exchange Commission that was effective January 20, 2017 (as amended, the “Registration Statement”). The Registrant is presently filing a prospectus supplement to include a subsequent resale by the Holders of the Restricted Shares in the Registration Statement. In connection with such registration, the Registrant attaches Exhibits 5.1 and 23.1 hereto, which shall be incorporated by reference to the Registration Statement.

On September 20, 2018, as a result of a holding company merger, the Registrant adopted the Company’s obligations, including these Holdback Arrangements. Pursuant to Rule 414 promulgated under the Securities Act of 1933, as amended, the Registrant is the successor registrant to the Company.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

5.1	Opinion of Jerry C. Jones, Chief Ethics and Legal Officer, Executive Vice President and Assistant Secretary

23.1	Consent of Jerry C. Jones, Chief Ethics and Legal Officer, Executive Vice President and Assistant Secretary (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVERAMP HOLDINGS, INC.

By:	/s/ Jerry C. Jones
Jerry C. Jones Chief Ethics and Legal Officer, Executive Vice President and Assistant Secretary

Date: December 21, 2018